GLOBAL X FUNDS
(THE "TRUST")

Global X MSCI Nigeria ETF (NGE) (the “Fund”)

SUPPLEMENT DATED JUNE 22, 2023
TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE ABOVE SERIES OF THE TRUST DATED MARCH 1, 2023, AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, Statutory Prospectus and SAI.

On June 22, 2023, the Board of Trustees (“Board”) of the Trust voted to approve the orderly liquidation and termination of the Fund based upon the recommendation of Global X Management Company LLC (“Adviser”), the Trust’s investment adviser. Prior to June 14, 2023, Nigeria’s restrictive foreign exchange policies had resulted in the Fund’s sustained inability to convert Naira into other currencies, including U.S. dollars, and in the infrequent instances when there was the ability to convert Naira to U.S. dollars, significant delays were experienced. On June 14, 2023, the Nigerian government announced that it would no longer continue its currency peg, whereby the Naira had traded at a fixed exchange rate in relation to the U.S. dollar. The resulting abandonment of the currency peg is anticipated to remove the prior obstacles to converting Naira into other currencies, and should allow the Fund to more readily repatriate Naira into U.S. dollars. In light of the historical uncertainty surrounding the Nigerian government’s currency policies, and certain proposed U.S. regulatory rules that, if adopted, would effectively mandate that the Fund hold securities readily convertible into U.S. dollars, the Adviser believes that it is in the best interests of the Fund and its shareholders for the Fund to liquidate its holdings and convert all Naira held by the Fund to U.S. dollars in anticipation of a liquidation of the Fund. After considering information presented by the Adviser on the proposed liquidation of the Fund, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. As of the close of regular trading on the NYSE Arca (the “NYSE”) on July 28, 2023 (“Closing Date”), the shares of the Fund will cease trading on the NYSE and the Fund will be closed to purchases by investors. In order to facilitate orderly capital markets activity, the Fund anticipates permitting purchases and redemptions of creation units in the Fund until it is delisted from the NYSE.

Shareholders may sell their holdings in the Fund prior to the close of regular trading on the Closing Date and customary brokerage charges may apply to these transactions. Prior to the Closing Date, the Fund will be in the process of winding up its operations in an orderly fashion and liquidating its portfolio. This necessary process will result in the Fund not tracking its underlying index and increasing its cash holdings, which may not be consistent with the Fund’s current investment objective and strategy.

On or about August 1, 2023, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares in an amount equal to the net asset value of their shares as of the close of business on that date. These distributions will be taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will be terminated. The Adviser will bear all fees and expenses that may be incurred in connection with the liquidation of the Fund and the distribution of cash proceeds to investors in the Fund, other than brokerage fees and expenses.

In view of historical uncertainty surrounding the Nigerian government’s currency policies, mentioned above, the timing for the proposed liquidation of the Fund and the Closing Date may be subject to change. Shareholders of the Fund will be promptly notified of any such changes.

For more information, please contact the Fund at 1-888-493-8631.

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